UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 25, 2019

CenturyLink, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (318)
388-1000

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd. Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720)
888-1000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

On September 25, 2019, CenturyLink, Inc. (“CenturyLink”) announced that Level 3 Financing, Inc. (“Level 3 Financing”) entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $1,000,000,000 aggregate principal amount of its 4.625% Senior Notes due 2027 (the “Notes”).
The net proceeds from the offering of the Notes, together with cash on hand, will be used for general corporate purposes, including, without limitation, to redeem, satisfy and discharge, defease or otherwise repay or retire any of Level 3 Financing’s 6.125% Senior Notes due 2021 (the “6.125% Notes”), all of Level 3 Parent, LLC’s 5.75% Senior Notes due 2022 (the “5.75% Notes”) and $160 million of Level 3 Financing’s $1 billion in outstanding principal amount of 5.375% Senior Notes due 2022 (the “5.375% Notes”).
The Notes are senior unsubordinated, unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other existing and future senior unsecured obligations of Level 3 Financing. Level 3 Parent, LLC (“Level 3 Parent”), Level 3 Financing’s direct parent, has guaranteed the Notes on an unsecured basis. The Notes will mature on September 15, 2027. Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on March 15, 2020.
The Notes will be subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time, upon not less than 10 nor more than 60 days’ prior notice, (i) prior to September 15, 2022 at 100% of the principal amount of Notes so redeemed plus (A) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (B) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after September 15, 2022, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the Notes if redeemed during the twelve months beginning (i) September 15, 2022 is 102.313%, (ii) September 15, 2023 is 101.156% and (iii) September 15, 2024 and thereafter is 100.000%.
At any time or from time to time on or prior to September 15, 2022, Level 3 Financing may redeem up to 40% of the original aggregate principal amount of the Notes at a redemption price equal to 104.625% of the principal amount of the Notes so redeemed, plus accrued and unpaid interest thereon (if any) to the redemption date, with the net cash proceeds from one or more private placements to a person other than CenturyLink and each of its subsidiaries (other than Level 3 Parent and Level 3 Parent’s subsidiaries) (the “CenturyLink Credit Group”) of, or underwritten public offerings of, common stock of Level 3 Financing, or contributed to the capital of Level 3 Financing with the net cash proceeds from one or more private placements to a person other than the CenturyLink Credit Group of, or underwritten public offerings of, common stock of Level 3 Parent. However, at least 60% of the original aggregate principal amount of the Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption shall be made within 180 days following such private placement or public offering upon not less than 10 nor more than 60 days’ prior notice.
The offering of the Notes was not registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and
non-U.S.
persons outside the United States under Regulation S under the Securities Act of 1933, as amended.
The foregoing description of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture. A copy of the Indenture is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 8.01.	Other Events

On September 25, 2019, CenturyLink issued a press release announcing the completion of the offering of the Notes. That press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if set forth in full.

CenturyLink also announced in a press release that Level 3 Financing issued notices to redeem all of the $240 million outstanding aggregate principal amount of 6.125% Notes and $160 million of the $1 billion aggregate principal amount of 5.375% Notes. In addition to redeeming all of the 6.125% Notes and $160 million of the 5.375% Notes, CenturyLink, Inc. also announced that Level 3 Parent will be issuing a notice to redeem all of Level 3 Parent’s $600 million outstanding aggregate principal amount of the 5.75% Notes due 2022. That press release is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference as if set forth in full.
Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1
Indenture, dated as of September 25, 2019, among Level 3 Parent, LLC, as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 4.625% Senior Notes due 2027 of Level 3 Financing, Inc.

99.2	Press Release, dated September 25, 2019, relating to the Completion of the offering of Level 3 Financing Senior Notes.

99.3	Press Release, dated September 25, 2019, relating to the Issuance of the Redemption Notices for Senior Notes.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President and Controller

Level 3 Parent, LLC

By:	/s/ Eric J. Mortensen
Eric J. Mortensen
Senior Vice President and Controller

Dated: September 25, 2019
Signature page to Closing
8-K